Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of China 3C Group (the “Company”) on Form 10-Q for the period ended March 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.   The Report fully complies, in all material respect, with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.   Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 15, 2012	/s/ Zhenggang Wang
Zhenggang Wang, Chief Executive Officer and Chairman
(Principal Executive Officer)

May 15, 2012	/s/ Weiping Wang
Weiping Wang, Chief Financial Officer
(Principal Financial and Accounting Officer)